                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  January 11, 2001
                             ---------------------

                                LookSmart, Ltd.
            (Exact name of registrant as specified in its charter)

             Delaware               000-26357                13-3904355
    ---------------------------   ------------           -------------------
   (State or other jurisdiction   (Commission               (IRS Employer
      of incorporation)           File Number)           Identification No.)

         625 Second Street, San Francisco, California           94107
         --------------------------------------------         ----------
           (Address of principal executive offices)           (Zip Code)


                                (415) 348-7000
                ----------------------------------------------
              Registrant's telephone number, including area code

Item 5. Other Events.

        On January 11, the Company issued a press release in the form attached as Exhibit 99.1 to this Form 8-K, and which is incorporated herein by reference.


Item 7. Exhibits.

99.1    Press Release dated January 11, 2001


                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LookSmart, Ltd.
                                    (Registrant)

January 22, 2001                    /s/ Robert Mally
----------------                    ---------------------------------------
Date                                Robert Mally, Vice President, Finance
                                    and Senior Controller